                                                                                            EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                               MARCH 31,
   (dollars in millions)                                                                         2000
   --------------------------------------------------------------------------------            ---------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................             $  9,738
                                                                                                --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
     OR DEPOSITED WITH CLEARING ORGANIZATIONS......................................                6,077
                                                                                                --------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........              117,147
                                                                                                --------

   MARKETABLE INVESTMENT SECURITIES................................................               13,030
                                                                                                --------

   TRADING ASSETS, AT FAIR VALUE
   Equities and convertible debentures.............................................               27,011
   Corporate debt and preferred stock..............................................               22,075
   Contractual agreements..........................................................               21,614
   U.S. Government and agencies....................................................               14,323
   Non-U.S. governments and agencies...............................................               10,309
   Mortgages, mortgage-backed, and asset-backed....................................                7,554
   Municipals and money markets....................................................                2,815
                                                                                                --------
                                                                                                 105,701
   Securities received as collateral, net of securities pledged as collateral......               12,364
                                                                                                --------
   Total...........................................................................              118,065
                                                                                                --------

   SECURITIES PLEDGED AS COLLATERAL................................................                9,031
                                                                                                --------

   OTHER RECEIVABLES
   Customers (net of allowance for doubtful accounts of $63).......................               45,902
   Brokers and dealers.............................................................                8,740
   Interest and other..............................................................                7,673
                                                                                                --------
   Total...........................................................................               62,315
                                                                                                --------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                4,087

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $170)..........               11,308

   OTHER INVESTMENTS...............................................................                3,363

   EQUIPMENT AND FACILITIES
     (net of accumulated depreciation and amortization of $4,223)..................                3,152

   GOODWILL (net of accumulated amortization of $591)..............................                4,845

   OTHER ASSETS....................................................................                1,786
                                                                                                --------

   TOTAL ASSETS....................................................................             $363,944
                                                                                                ========

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
                                                                                       EXHIBIT 99(i)


                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                          MARCH 31,
   (dollars in millions, except per share amount)                                           2000
   ------------------------------------------------------------------------------         ---------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
     LOANED TRANSACTIONS..........................................................         $ 84,995
                                                                                           --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................            28,782
                                                                                           --------

   DEMAND AND TIME DEPOSITS......................................................            18,323
                                                                                           --------

   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements........................................................            26,521
   Equities and convertible debentures...........................................            22,404
   U.S. Government and agencies..................................................            13,968
   Non-U.S. governments and agencies.............................................             8,066
   Corporate debt, preferred stock, and other....................................             4,384
                                                                                           --------
   Total.........................................................................            75,343
                                                                                           --------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................            21,395
                                                                                           --------

   OTHER PAYABLES
   Customers.....................................................................            25,161
   Brokers and dealers...........................................................            12,632
   Interest and other............................................................            19,206
                                                                                           --------
   Total.........................................................................            56,999
                                                                                           --------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................             4,038

   LONG-TERM BORROWINGS..........................................................            56,877
                                                                                           --------

   TOTAL LIABILITIES.............................................................           346,752
                                                                                           --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................             2,725
                                                                                           --------

   STOCKHOLDERS' EQUITY


   PREFERRED STOCKHOLDERS' EQUITY................................................               425
                                                                                           --------

   COMMON STOCKHOLDERS' EQUITY
   Shares exchangeable into common stock.........................................                44
   Common stock, par value $1.33 1/3 per share;
     authorized: 1,000,000,000 shares;
     issued: 472,716,448 shares................. ................................               630
   Paid-in capital...............................................................             2,814
   Accumulated other comprehensive loss (net of tax).............................              (388)
   Retained earnings.............................................................            13,591
                                                                                           --------
                                                                                             16,691
   Less: Treasury stock, at cost:  90,755,904 shares.............................             1,526
         Employee stock transactions.............................................             1,123
                                                                                           --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................            14,042
                                                                                           --------

   TOTAL STOCKHOLDERS' EQUITY....................................................            14,467
                                                                                           --------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
     SUBSIDIARIES, AND STOCKHOLDERS' EQUITY......................................          $363,944
                                                                                           ========

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